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                                                                 EXHIBIT 23(B)


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8 of Barnett Banks, Inc., of our report dated January 14, 1993 appearing in this Form 10-K.



PRICE WATERHOUSE LLP
Orlando, Florida
February 3, 1995